UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2008

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events.
     Lake Oswego, Oregon, February 4, 2008 – The Greenbrier Companies [NYSE: GBX] today issued the following statement:
     “The Greenbrier Board of Directors confirmed it has received a Schedule 13D filed with the Securities and Exchange Commission on February 4, 2008 by Carl C. Icahn and Reporting Persons affiliated with him. The Board is committed to acting in the best interests of Greenbrier shareholders and other constituencies. The Board and Company have no further comment at this time.”
     Greenbrier (http://www.gbrx.com), headquartered in Lake Oswego, Oregon, is a leading supplier of transportation equipment and services to the railroad industry. The Company builds new railroad freight cars in its three manufacturing facilities in the U.S. and Mexico and marine barges at its U.S. facility. It also repairs and refurbishes freight cars and provides wheels and railcar parts at 35 locations across North America. Greenbrier builds new railroad freight cars and refurbishes freight cars for the European market through both its operations in Poland and various subcontractor facilities throughout Europe. Greenbrier owns approximately 9,000 railcars, and performs management services for approximately 138,000 railcars.
     “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This release may contain forward-looking statements. Greenbrier uses words such as “anticipate,” “believe,” “plan,” “expect,” “future,” “intend” and similar expressions to identify forward-looking statements. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward- looking statements. Factors that might cause such a difference include, but are not limited to, fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel price increases and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, mobilization of new facilities, changing technologies or non- performance of subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; difficulties associated with governmental regulation, including environmental liabilities; integration of current or future acquisitions; succession planning; all as may be discussed in more detail under the headings “Risk Factors” on page 10 of Part I , Item 1a and “Forward Looking Statements” on page 28 of Part II of our Annual Report on Form 10-K for the fiscal year ended August 31, 2007. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. We undertake no obligation to revise or publicly release the results of any future revisions to these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: February 4, 2008	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum,
Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)